Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Mark Ravenstahl

Ansoft Corporation

TEL: 412.261.3200

FAX: 412.471.9427

EMAIL: mravenstahl@ansoft.com

Ansoft Corporation Revenue Increases Nearly 20%

PITTSBURGH – May 29, 2008 – Ansoft Corporation (NASDAQ: ANST) today announced financial results for its fourth quarter of fiscal 2008 ended April 30, 2008.

Information Dissemination

PLEASE NOTE: In light of the press release issued on March 31, 2008, announcing the signing of a definitive agreement relating to the acquisition of Ansoft Corporation by ANSYS Inc., there will be no conference call to discuss the results of the fourth fiscal quarter of 2008.

Results for the Fourth Quarter and Fiscal Year 2008

Revenue for the fourth quarter totaled $33.9 million, an increase of 19%, compared to $28.6 million reported in the previous fiscal year’s fourth quarter.

On a non-GAAP basis, net income for the fourth quarter was $10.7 million, or $0.43 per diluted share, compared to net income of $8.7 million, or $0.33 per diluted share in the previous fiscal year’s fourth quarter, representing a 30% increase in diluted earnings per share. Non-GAAP net income excludes merger-related expenses, net of taxes, stock-based compensation, net of taxes, and amortization of intangibles from acquisitions, net of taxes. See “Discussion of Non-GAAP Financial Measures” below for further information.

On a GAAP basis, net income for the fourth quarter was $8.5 million, or $0.34 per diluted share, compared to GAAP net income of $7.9 million, or $0.30 per diluted share in the previous fiscal year’s fourth quarter. Current quarter results include $1.7 million, or $0.07 per diluted share in merger-related expenses.

“We experienced revenue growth in both domestic and international markets and in both product lines,” said Nicholas Csendes, Ansoft’s president and CEO. “We are pleased to have had such a strong finish to our fiscal year with nearly 20% growth in revenue during the fourth quarter.”

Csendes noted, “On March 31, 2008, we announced that Ansoft and ANSYS had signed a definitive agreement for ANSYS to acquire Ansoft. We believe there are strong synergies between the two companies and are very excited about the combination. In light of the proposed transaction, we will not be providing guidance for future periods.”

Revenue for the fiscal year totaled $103.4 million, an increase of 16% compared to $89.1 million reported in the previous fiscal year.

On a non-GAAP basis, net income for the fiscal year was $27.6 million, or $1.09 per diluted share, compared to net income of $23.1 million, or $0.88 per diluted share in the previous fiscal year, representing a 24% increase in diluted earnings per share. Results for the previous fiscal year include a tax benefit of $0.9 million, or $0.03 per diluted share, for the U.S. Research and Development Tax Credit enacted retroactive by Congress in December 2006 that relates to credits earned in fiscal year 2006.

On a GAAP basis, net income for the fiscal year was $24.1 million, or $0.95 per diluted share, compared to GAAP net income of $20.2 million, or $0.77 per diluted share in the previous fiscal year. Current year results include $1.7 million, or $0.07 per diluted share in merger-related expenses. Results for the previous fiscal year include a tax benefit of $0.9 million, or $0.03 per diluted share for the U.S. Research and Development Tax Credit enacted retroactive by Congress in December 2006 that relates to credits earned in fiscal year 2006.

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Discussion of Non-GAAP Financial Measures

We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business and in making operating decisions. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the continuing operations of our business. By continuing operations, we mean the ongoing revenue and expenses of the business excluding certain items that render comparisons with prior periods or analysis of ongoing operating trends more difficult, such as expenses not directly related to the actual cash costs of development, sale, delivery or support of our products and services.

Consistent with this approach, we believe that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view our financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance but, more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

While management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Further, investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, some of the adjustments to our GAAP financial measures reflect the inclusion or exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

In addition, other companies, including other companies in our industry, may calculate non-GAAP net income (loss) differently than we do, limiting its usefulness as a comparative tool. Management compensates for these limitations by providing specific information regarding the GAAP amounts included and excluded from the non-GAAP financial measures. In addition, management evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

A detailed explanation of each of the adjustments to the non-GAAP financial measures we use is described below. This press release also contains a reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure.

Amortization of intangibles from acquisitions and its related tax impact. We incur amortization expense related to various acquisitions we have made over the years. Management excludes these expenses and their related tax impact for the purpose of calculating non-GAAP net income and non-GAAP diluted earnings per share when it evaluates our continuing operational performance because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition. Accordingly, management does not consider these expenses for purposes of evaluating our performance during the applicable time period after the acquisition, and it excludes such expenses when making decisions to allocate resources. We believe that providing this non-GAAP financial measure is useful to investors because it allows investors to evaluate the effectiveness of the methodology and information used by management in its financial and operational decision-making.

Stock-based compensation expense and its related tax impact. We incur expense related to stock-based compensation included in our GAAP presentation of sales and marketing expense, research and development expense and general and administrative expense. Although stock-based compensation is an expense and viewed as a form of compensation, management excludes these expenses for the purpose of calculating non-GAAP net income and non-GAAP diluted earnings per share when it evaluates our continuing operational performance. Specifically, we exclude stock-based compensation during our annual budgeting process. The annual budgeting process is the primary mechanism whereby we allocate resources to various initiatives and operational requirements. Additionally, the annual review by the board of directors during which it compares our historical business model and profitability as it relates to the planned business model and profitability for the forthcoming year excludes the impact of stock-based compensation. We believe that providing this non-GAAP financial measure is useful to investors because it allows investors to evaluate our operating results and the effectiveness of the methodology used by management to review our operating results. Further, we believe that excluding stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods during which our equity compensation programs were not required to be reflected in our statements of operations.

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Merger-related expenses and its related tax impact. We incurred professional fees related to our pending merger with ANSYS, Inc during the fourth quarter of the current fiscal year. Management excluded these expenses and their related tax impact for the purpose of calculating non-GAAP net income and non-GAAP diluted earnings per share when it evaluated our continuing operational performance because these costs are specific to the pending merger and not our ongoing operations. We believe that providing this non-GAAP financial measure is useful to investors because it allows investors to evaluate the effectiveness of the methodology and information used by management in its financial and operational decision-making.

Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as listed below:

GAAP Reporting Measure	Non-GAAP Reporting Measure

Net Income	Non-GAAP Net Income
Diluted Earnings Per Share	Non-GAAP Diluted Earnings Per Share

About Ansoft Corporation

Ansoft is a leading developer of high-performance electronic design automation (EDA) software. Engineers use Ansoft software to achieve first-pass system success when designing mobile communication and Internet-access devices, broadband networking components and systems, integrated circuits (ICs), printed circuit boards (PCBs) and electromechanical systems. Ansoft markets its products worldwide through its own direct sales force and has comprehensive customer-support and training offices throughout North America, Asia and Europe.

Important Additional Information to be Filed with the SEC

In connection with the proposed acquisition of Ansoft by ANSYS, Inc., ANSYS filed with the SEC a registration statement on Form S-4 (Registration No. 333-150435), which includes a preliminary prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transaction. This material is not a substitute for the prospectus/proxy statement regarding the proposed transaction. Investors and security holders of ANSYS and Ansoft are urged to read the preliminary prospectus/proxy statement and the other relevant material and the final prospectus/proxy statement when they become available because they contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials, and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the proposed transaction. Information about the executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2008. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the proposed transaction by reading the prospectus/proxy statement referred to above.

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Safe Harbor and Forward-Looking Statements

Pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, Ansoft notes that any statements contained in this press release that are not historical facts are forward-looking statements. Such forward-looking statements include, but are not limited to, statements by Ansoft’s president and CEO, statements regarding Ansoft’s or management’s intentions, hopes, beliefs, expectations, projections, plans for the future and estimates and statements regarding the proposed acquisition of Ansoft by ANSYS, Inc.

Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include the risk of failing to obtain any regulatory or stockholder approvals or satisfy other conditions to the acquisition of Ansoft by ANSYS; the risk that the businesses of ANSYS and Ansoft may not be combined successfully or that such combination may take longer or cost more to accomplish than expected; the risk that the proposed transaction will not close or that closing will be delayed; the risk that Ansoft’s business will suffer due to uncertainty related to the transaction; the risk that Ansoft’s sales cycle may lengthen due to uncertainty related to the proposed transaction; the risk that Ansoft’s management will be distracted due to the proposed transaction; the risk that Ansoft will continue to incur significant expenses related to the proposed merger prior to its closing that must be paid even if the merger is not completed; as well as other risks and uncertainties that are detailed from time to time in reports filed by Ansoft with the Securities and Exchange Commission.

For further information regarding risks and uncertainties associated with Ansoft’s business, please refer to Ansoft’s public reports filed with the SEC, including, but not limited to, its annual report on Form 10-K for the fiscal year ended April 30, 2007, and quarterly reports on Form 10-Q, copies of which may be obtained at Ansoft’s website at www.ansoft.com/about/investor/index.cfm, as well as the prospectus/proxy statement referred to above.

All information in this release is as of May 29, 2008. Ansoft undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in Ansoft’s expectations.

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ANSOFT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended April 30,		Fiscal year ended April 30,
	2008	2007	2008	2007
Revenue
License	$22,668	$18,756	$59,744	$51,026
Service and other	11,251	9,823	43,610	38,113

Total revenue	33,919	28,579	103,354	89,139
Costs of revenue
License	222	182	681	607
Service and other	605	494	1,913	1,590

Total cost of revenue	827	676	2,594	2,197
Gross profit	33,092	27,903	100,760	86,942
Operating Expenses
Sales and marketing	12,041	10,146	37,795	33,792
Research and development	5,180	5,090	19,453	19,662
General and administrative	1,241	1,597	5,336	5,672
Merger-related expenses	1,728	—	1,728	—
Amortization	295	290	1,170	1,272

Total operating expenses	20,485	17,123	65,482	60,398

Income from operations	12,607	10,780	35,278	26,544
Other income, net	1,486	668	3,820	2,636

Income before income taxes	14,093	11,448	39,098	29,180
Income tax expense	5,589	3,514	14,983	8,936

Net income	$8,504	$7,934	$24,115	$20,244

Net income per share
Basic	$0.36	$0.33	$1.03	$0.86

Diluted	$0.34	$0.30	$0.95	$0.77

Weighted average shares used in calculation
Basic	23,307	23,804	23,415	23,650

Diluted	25,037	26,233	25,346	26,182

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ANSOFT CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

(unaudited)

	April 30, 2008	April 30, 2007
Assets
Current assets
Cash and cash equivalents	$46,012	$49,356
Accounts receivable, net of allowance for doubtful accounts of $1,331 and $973, respectively	34,690	24,994
Deferred income taxes	1,292	1,441
Prepaid expenses and other current assets	2,418	2,566

Total current assets	84,412	78,357

Equipment and furniture, net of accumulated depreciation of $8,015 and $7,019, respectively	2,366	2,514
Marketable securities	29,210	22,383
Other assets	197	155
Deferred income taxes	4,452	5,352
Goodwill	1,239	1,239
Other intangible assets, net	—	1,170

Total assets	$121,876	$111,170

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$787	$626
Accrued payroll	4,360	3,380
Accrued income taxes	890	603
Other accrued expenses	6,466	4,130
Current portion of deferred revenue	33,739	26,244

Total current liabilities	46,242	34,983
Accrued income taxes	3,007	—
Long-term portion of deferred revenue	1,225	1,404

Total liabilities	50,474	36,387

Stockholders’ equity
Preferred stock , par value $0.01 per share; 1,000 shares authorized, no shares outstanding	—	—
Common stock , par value $0.01 per share; 50,000 shares authorized; issued 30,240 and 29,258 shares, respectively and outstanding 23,489 and 23,956, respectively	302	293
Additional paid-in capital	96,217	85,754
Treasury stock, 6,751 and 5,302 shares, respectively	(88,188)	(49,176)
Accumulated other comprehensive income (loss), net	80	(964)
Retained earnings	62,991	38,876

Total stockholders’ equity	71,402	74,783

Total liabilities and stockholders’ equity	$121,876	$111,170

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ANSOFT CORPORATION

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands, except per share amounts)

(unaudited)

	Three months ended April 30,		Fiscal year ended April 30,
	2008	2007	2008	2007
GAAP net income	$8,504	$7,934	$24,115	$20,244
Merger-related expenses, net of tax (1)	1,728	—	1,728	—
Stock-based compensation expense, net of tax (2)	242	563	993	2,040
Amortization of intangibles from acquisitions, net of tax (3)	197	196	782	847

Non-GAAP net income	$10,671	$8,693	$27,618	$23,131

Non-GAAP net income per diluted common share	$0.43	$0.33	$1.09	$0.88

Weighted average diluted shares used in calculation	25,037	26,233	25,346	26,182

(1)	Merger-related expenses are generally not deductible for tax.
(2)	A portion of outstanding options are incentive stock options. A tax benefit is recorded when a disqualifying disposition event has occurred.
(3)	A portion of amortization expense is not deductible for tax.

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